As filed with the Securities and Exchange Commission on October 8, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-3 REGISTRATION STATEMENT NO. 333-187553

UNDER THE SECURITIES ACT OF 1933

EAGLE ROCK ENERGY PARTNERS, L.P.

EAGLE ROCK ENERGY FINANCE CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	68-0629883
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Scott W. Smith
5847 San Felipe, Suite 3000	5847 San Felipe, Suite 3000
Houston, Texas 77057	Houston, Texas 77057
(832) 327-2255	(832) 327-2255
(Address, including zip code, and telephone	(Name, address, including zip code, and telephone
number, including area code, of registrant’s	number, including area code,
principal executive offices)	of agent for service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

☒ Large accelerated filer	☐ Accelerated filer	☐ Non-accelerated filer	☐ Smaller reporting company
(Do not check if a smaller reporting company)

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 1 relates to the following Registration Statement on Form S-3 (the “Registration Statements”), originally filed by Eagle Rock Energy Partners, L.P., a Delaware limited partnership, and Eagle Rock Energy Finance Corp., a Delaware corporation (collectively, “Eagle Rock”), with the Securities and Exchange Commission:

•	Registration Statement No. 333-187553, filed on March 27, 2013, registering the offer and sale from time to time of common units representing limited partner interests (the “Common Units”), partnership securities and debt securities, which may be guaranteed by Eagle Rock Energy Finance Corp. and other direct or indirect subsidiaries of Eagle Rock, in an aggregate total amount of $500,000,000.

Pursuant to the Agreement and Plan of Merger, dated as of May 21, 2015 (the “Merger Agreement”), by and among Eagle Rock, Eagle Rock Energy GP, L.P., Vanguard Natural Resources, LLC (“Vanguard”) and Talon Merger Sub, LLC (“Merger Sub”), which is an indirect wholly owned subsidiary of Vanguard, Merger Sub merged with and into Eagle Rock, with Eagle Rock continuing as the surviving entity, on October 8, 2015 (the “Merger”).

As a result of the completion of the transactions contemplated by the Merger Agreement, Eagle Rock has terminated all offerings of securities pursuant to the Registration Statement. In accordance with an undertaking made by Eagle Rock in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities that had been registered for issuance that remain unsold at the termination of such offering, Eagle Rock hereby removes from registration by means of this Post-Effective Amendment No. 1 all of such securities Eagle Rock registered but unsold under the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P., its general partner

By:	Eagle Rock Energy G&P, LLC, its general partner

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK ENERGY FINANCE CORP.

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK ENERGY G&P, LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK ENERGY GP, L.P.

By:	Eagle Rock Energy G&P, LLC, its general partner

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EROC PRODUCTION, LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK MID-CONTINENT HOLDING, LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

ESCAMBIA ASSET CO. LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

ESCAMBIA OPERATING CO. LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK MID-CONTINENT ASSET, LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK MID-CONTINENT OPERATING, LLC

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK UPSTREAM DEVELOPMENT II, L.P.

By:	EROC Production, LLC, its general partner

By:	Eagle Rock Energy Partners, L.P., its sole member

By:	Eagle Rock Energy GP, L.P., its general partner

By:	Eagle Rock Energy G&P, LLC, its general partner

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK ENERGY ACQUISITION CO., INC.

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK ENERGY ACQUISITION CO. II, INC.

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK ENERGY G&P HOLDING, INC.

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC.

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY II, INC.

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK ACQUISITION PARTNERSHIP, L.P.

By:	Eagle Rock Upstream Development Company, Inc., its general partner

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas on October 8, 2015.

EAGLE ROCK ACQUISITION PARTNERSHIP II, L.P.

By:	Eagle Rock Upstream Development Company II, Inc., its general partner

By:	/s/ Scott W. Smith
Name: Scott W. Smith Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated below.

/s/ Scott W. Smith	Chief Executive Officer and Director (Principal Executive Officer)	October 8, 2015
Scott W. Smith

/s/ Richard A. Robert	Executive Vice President and Chief	October 8, 2015
Richard A. Robert	Financial Officer (Principal Financial Officer and Principal Accounting Officer)